UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2024

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 15, 2023, Sonoma Pharmaceuticals, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Maxim Group LLC (“Maxim”), pursuant to which the Company may offer and sell, from time to time, through Maxim, as sales agent or principal, shares of its common stock, $0.0001 par value per share. On March 8, 2024, the Company entered into an amendment to the Agreement (“Amendment No. 1”).

Sales of shares of common stock under the Agreement, as amended by Amendment No. 1, will be made pursuant to the registration statement on Form S-3 (File No. 333-275311), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on November 20, 2023, the prospects included therein, and a related prospectus supplement filed with the SEC on August 23, 2024.

The foregoing summary of the Agreement and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Amendment No. 1, which are filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on December 18, 2023 and Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on March 8, 2024, respectively.

The opinion of Polsinelli PC regarding the validity of the shares of common stock that will be issued pursuant to the Agreement, as amended by Amendment No. 1, is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Agreement, as amended by Amendment No. 1, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Equity Distribution Agreement, by and between Sonoma Pharmaceuticals, Inc. and Maxim Group LLC, dated December 15, 2023 (included as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on December 18, 2023, and incorporated herein by reference).
1.2	Amendment No. 1 to Equity Distribution Agreement, by and between Sonoma Pharmaceuticals, Inc. and Maxim Group LLC, dated March 8, 2024 (included as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on March 8, 2024, and incorporated herein by reference).
5.1*	Opinion of Polsinelli PC
23.1	Consent of Polsinelli PC (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

___________________

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: August 22, 2024	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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